AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED MAY 15, 2012

TO THE

PROSPECTUS DATED FEBRUARY 29, 2012

NESTEGG TARGET DATE FUNDS

NESTEGG FUND (TICKER SYMBOLS: NECSX, NECPX)	NESTEGG 2030 FUND (TICKER SYMBOLS: NETHX, NEHPX)
NESTEGG 2020 FUND (TICKER SYMBOLS: NETWX, NETPX)	NESTEGG 2040 FUND (TICKER SYMBOLS: NEFYX, NEFPX, NEJVX)
NESTEGG 2050 FUND (TICKER SYMBOLS: NEFTX, NEFAX)

(the “Funds”)

The Prospectus is hereby amended and supplemented, effective immediately, to reflect the following changes:

1.  Under each Fund’s “FUND SUMMARY”, except with respect to the NestEgg 2050 Fund, in the sub-section entitled “Principal Investment Strategies, Risks and Performance”, the following risk is added under “Principal Risks”:

High Portfolio Turnover Risk. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in greater tax liabilities for shareholders. High turnover may generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%). Portfolio turnover risk, due to the potential for increased costs, may also cause the Fund’s performance to be less than you expect.

2.  Under the section entitled “MORE ABOUT THE FUNDS”, the following is added to the end of the section entitled “More About Investments”:

NestEgg 2050 Fund. Until the Fund reaches a greater asset size, it intends to invest the stock asset class of its portfolio in ETFs, specifically in the iShares family of funds (“Underlying Funds”). The Underlying Funds, and the relative weighting in each Underlying Fund, may change from time to time without approval by the Fund’s shareholders. The Fund currently invests in the following iShares funds:

iShares S&P 500 Index Fund: seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index®, which measures the performance of the large-capitalization sector of the U.S. equity market. The S&P 500 Index® includes approximately 75% of the market capitalization of all publicly traded U.S. equity securities. The component stocks are weighted according to the float-adjusted market value of their outstanding shares.

iShares MSCI EAFE Index Fund: seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE® Index, which has been developed by MSCI as an equity benchmark for its international stock performance. The MSCI EAFE® Index includes stocks from Europe, Australasia and the Far East.

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